UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

The Pacific Northwest III Community

The information appearing in Item 2.03 of this Current Report is incorporated by reference herein and made a part of this Item 2.01.

Acquisition of Last Pacific Northwest Community

As previously reported on Form 8-Ks filed with the Securities and Exchange Commission on August 27, 2013, December 2, 2013, and February 3, 2014, CHP Partners, LP, the Company’s operating partnership (and together with us, the “Company”), entered into separate purchase and sale agreements, each dated as of August 21, 2013 (collectively, the “Purchase Agreements”), relating to the acquisition, from various related sellers (collectively, the “PNWC Sellers”), of a portfolio of 21 senior housing communities generally located in the Pacific Northwest region of the United States and Nevada (each a “Pacific Northwest Community, and collectively the “Pacific Northwest Communities”) for an aggregate purchase price of approximately $457.3 million. The PNWC Sellers are affiliated with each other; however, none of the PNWC Sellers is an affiliate of the Company or any of the Company’s affiliates.

The Company was unable to successfully modify the loan assumption terms relating to the purchase of four of the properties. As a result, the Company determined that it would not complete the acquisition of such properties as originally contemplated in the applicable Purchase Agreements.

On December 2, 2013, the Company acquired an initial tranche of 12 of the Pacific Northwest Communities (the “Pacific Northwest I Communities”) having an aggregate purchase price of approximately $302.3 million. On February 3, 2014, the Company closed the second tranche of four Pacific Northwest Communities having an aggregate purchase price of approximately $88.3 million (each a “Pacific Northwest II Community”, and collectively the “Pacific Northwest II Communities”).

On March 3, 2014, through a subsidiary of its operating partnership, the Company closed the third and last tranche consisting of one Pacific Northwest Community having an aggregate purchase price of approximately $15.0 million (the “Pacific Northwest III Community”). The Pacific Northwest III Community features 66 residential assisted living units.

The following table sets forth certain information about the Pacific Northwest III Community:

Name and Location	Seller	Total Units	Percentage Occupancy (as of 01/31/14)	Year Built/ Renovated	RevPOU(1)	Purchase Price (in millions)
Pacific Northwest III Community

West Hills Retirement and Assisted Living Community Corvallis, OR	West Hills Assisted Living Community, LLC	66	80.0%	2002	$3,848	$15.0

(1)	Average monthly revenue per occupied unit (“RevPOU”) for January 31, 2014.

A subsidiary of the Company purchased the Pacific Northwest III Community and subsequently leased it to a wholly owned taxable REIT subsidiary (the “Pacific Northwest III Community Tenant”) pursuant to a separate lease agreement who in turn engaged an independent third party manager, Prestige Senior Living, L.L.C. (“Prestige”), to operate the property under a long-term management services agreement.

Pursuant to this management services agreement, Prestige will receive a market rate management fee, which is subject to subordination and forfeiture provisions where the adjusted net operating income of a community does not equal or exceed certain minimum thresholds set forth in the management services agreement. The management services agreement may be terminated without penalty in the event of various defaults. After the March 1, 2017, the management services agreement may be terminated by the Pacific Northwest III Community Tenant, subject to payment of termination fees.

An investment services fee of approximately $0.3 million in connection with the acquisition of the Pacific Northwest III Community, which is equal to 1.85% of the purchase price of the properties is payable to the Company’s advisor, CNL Healthcare Corp.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

Second Amended and Restated Pacific Northwest Communities Loan

The information appearing in Item 2.01 of this Current Report is incorporated by reference herein and made a part of this Item 2.03.

As previously reported on form 8-Ks filed on December 2, 2013 and February 3, 2014 with the Securities and Exchange Commission, on December 2, 2013, the subsidiaries of the Company that purchased and leased the Pacific Northwest I Communities (the “Pacific Northwest I Borrowers”) entered into a loan agreement (the “Pacific Northwest Loan Agreement”) with The Prudential Life Insurance Company of America (“Prudential”) providing for a five (5) year term loan in the aggregate principal amount of approximately $157.5 million to finance the purchase of the Pacific Northwest I Communities (the “Pacific Northwest I Loan”). Subsequently, on February 3, 2014, the Pacific Northwest I Borrowers and the subsidiaries of the Company that purchased and leased the Pacific Northwest II Communities (the “Pacific Northwest II Borrowers”) entered into an amended and restated loan agreement with Prudential pursuant to which Prudential funded additional loan proceeds in the aggregate principal amount of approximately $54.0 million dollars to finance the acquisition of the Pacific Northwest II Communities (the “Pacific Northwest II Loan”).

On March 3, 2014, the subsidiary of the Company that purchased and leased the Pacific Northwest III Community (the “Pacific Northwest III Borrower” and together with the Pacific Northwest I Borrowers and the Pacific Northwest II Borrowers, the “Pacific Northwest Communities Borrowers”) entered into a second amended and restated loan agreement with Prudential pursuant to which Prudential funded additional loan proceeds in the aggregate principal amount of approximately $9.2 million to finance the acquisition of the Pacific Northwest Community III (the “Pacific Northwest III Community Loan” and together with the Pacific Northwest I Loan and Pacific Northwest II Loan the “Pacific Northwest Communities Loan”) and the Pacific Northwest III Community was added to the collateral pool under the Pacific Northwest Communities Loan.

The Pacific Northwest Communities Loan matures on December 5, 2018. Interest on the outstanding principal balance of the Pacific Northwest Communities Loan accrues interest at a rate equal to 4.30%. The Pacific Northwest Communities Loan may be prepaid by the Pacific Northwest Communities Borrowers, in whole or in part, with a prepayment premium equal to the greater of: (i) one percent (1%) of the principal amount being prepaid, multiplied by the quotient of the number of full months remaining until the maturity date of the loan (calculated as of the prepayment date) divided by the number of full months comprising the term of the loan; or (b) a “make-whole” payment equal to the present value of the loan less the amount of principal and accrued interest being prepaid calculated as of the prepayment date, calculated as of the prepayment date for the period between that date and the maturity date.

The Pacific Northwest Communities Borrowers are entitled to obtain supplemental loan proceeds from Prudential in an amount of up to $20.0 million dollars, provided that the Pacific Northwest Communities Borrowers meet certain debt yield, loan-to-value, and net operating income threshold requirements and request such supplemental loan proceeds during the period commencing May 2014 and ending December 2016.

The Pacific Northwest Communities Loan is collateralized by first mortgages on all real property, improvements, and personal property of the Pacific Northwest Communities, and assignments to Prudential of all rents and leases collected or received with respect to the Pacific Northwest Communities by the respective borrowers. The Company has guaranteed each Pacific Northwest Communities Borrower’s performance under the Pacific Northwest Communities Loan pursuant to a standard recourse guaranty.

The Pacific Northwest Communities Loan is subject to customary affirmative, negative, and financial covenants for a loan of this type. An origination fee of $45,935 in connection with the Pacific Northwest III Community Loan, or one-half percent (0.5%) of the aggregate Pacific Northwest III Community Loan amount, was paid to Prudential.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements for the acquisitions of the Pacific Northwest III Community described in Item 2.01 of this Current Report will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The required pro forma financial information for the acquisitions of the Pacific Northwest III Community described in Item 2.01 of this Current Report will be filed in accordance with Article 11 under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits

10.1	Assignment and Assumption of Purchase and Sale Agreement dated January 14, 2014, by and between CHP Partners, LP and CHP West Hills OR Owner, LLC (Filed herewith.)

10.2	Management Services Agreement dated March 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Corvallis-West Hills OR Tenant Corp. (Filed herewith.)

10.3	Second Amended and Restated Loan Agreement dated as of March 3, 2014, among CHP Gresham-Huntington Terrace OR Owner, LLC, CHP Gresham-Huntington Terrace OR Tenant Corp., CHP Tualatin-Riverwood OR Owner, LLC, CHP Tualatin-Riverwood OR Tenant Corp., CHP Beaverton OR Owner, LLC, CHP Beaverton OR Tenant Corp, CHP Salem-Orchard Heights OR Owner, LLC, CHP Salem-Orchard Heights OR Tenant Corp., CHP Salem-Southern Hills OR Owner, LLC, CHP Salem-Southern Hills OR Tenant Corp, CHP Medford-Arbor Place OR Owner, LLC, CHP Medford-Arbor Place OR Tenant Corp., CHP Bend-High Desert OR Owner, LLC, CHP Bend-High Desert OR Tenant Corp., CHP Tillamook-Five Rivers OR Owner, LLC, CHP Tillamook-Five Rivers OR Tenant Corp., CHP Billings MT Owner, LLC, CHP Billings MT Tenant Corp., CHP Idaho Falls ID Owner, LLC, CHP Idaho Falls ID Tenant Corp., CHP Boise ID Owner, LLC, CHP Boise ID Tenant Corp., CHP Sparks NV Owner, LLC, CHP Sparks NV Tenant Corp., CHP Vancouver-Bridgewood WA Owner, LLC, CHP Vancouver-Bridgewood WA Tenant Corp., CHP Auburn WA Owner, LLC, CHP Auburn WA Tenant Corp., CHP Yelm-Rosemont WA Owner, LLC, and CHP Yel-Rosemont WA Tenant Corp., CHP Longview-Monticello Park WA Owner, LLC, CHP Longview-Monticello Park WA Tenant Corp., CHP Corvallis-West Hills OR Owner, LLC, CHP Corvallis-West Hills OR Tenant Corp. and The Prudential Insurance Company of America (Filed herewith.)

10.4	Promissory Note dated March 3, 2014, made by CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,187,000.00 (Filed herewith.)

10.5	Deed of Trust, Security Agreement and Fixture filing (West Hills – First) dated March 3, 2014, by CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.)

10.6	Deed of Trust, Security Agreement and Fixture filing (West Hills – Second) dated March 3, 2014, by CHP Corvallis-West Hills OR, LLC and CHP Corvallis-West Hills OR Tenant Corp. to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America (Filed herewith.)

10.7	Recourse Liabilities Guaranty executed March 3, 2014, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. (Filed herewith.)

10.8	Supplemental Guaranty executed March 3, 2014, by CHP Corvallis-West Hills OR Owner, LLC and CHP Corvallis-West Hills OR Tenant Corp. to The Prudential Insurance Company of America (Filed herewith.)

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; the availability of proceeds from the Company’s offering of its shares; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2014		CNL HEALTHCARE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer